Timothy Plan

Exchange Traded Funds

Prospectus & Statement of Additional Information

Dated April 29, 2019

As Amended December 2, 2019

NOTICE OF NAME CHANGE

Dated April 17, 2020

In response to the unanimous action of the Board of Trustees on February 13, 2020, effective April 30, 2020, the name of the Timothy Plan US Large Cap Core ETF shall be changed.

The new name of the Fund is the Timothy Plan US Large/Mid Cap Core ETF.

On the effective date above, the Timothy Plan US Large/Mid Cap Core ETF name shall replace the Timothy Plan US Large Cap Core ETF in all instances in which it appears in the Prospectus and SAI.